SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 2, 2009 (June 2, 2009)
Republic Services, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.
On June 2, 2009, Republic Services, Inc. (the “Company” or “Republic”) sent a notice to its directors and executive officers informing them of a proposed blackout period (the “Blackout Period”) regarding the Republic Services 401(k) Plan (the “Republic Plan”), and a prohibition on engaging in any non-exempt transactions in equity securities of the Company during the Blackout Period (the “Notice”).
The Blackout Period was required in order to effect a merger of the Republic Plan into the Allied Waste Industries, Inc. 401(k) Plan (the “Allied Plan”) through a direct transfer of all assets under the Republic Plan to the Allied Plan, resulting in changing the record-keeper of the Republic Plan, the trustee of the Republic Plan and the investment options available in both the Republic Plan and Allied Plan.
The Blackout Period for the Republic Plan is expected to begin at 3:00 p.m. Eastern time on June 26, 2009 and end on July 10, 2009. A notice of the Blackout Period was sent to participants and beneficiaries under the Republic Plan on May 26, 2009.
During the Blackout Period, participants in the Republic Plan will be temporarily unable to access their account information, direct or diversify investments in their individual accounts (including their investments in Republic’s common stock), obtain a loan or obtain a distribution.
The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
A participant in the Republic Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period. Information may be obtained before, during and for at least two years after the Blackout Period by contacting Michael Rissman, acting General Counsel, at the following: Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054, (480) 627-2700.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

99.1	Notice of Blackout Period provided to Republic Services, Inc. directors and executive officers

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2009

REPUBLIC SERVICES, INC.

By:	/s/ Tod C. Holmes

Tod C. Holmes Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni

Charles F. Serianni Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)